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                          Coastal Physician Group, Inc.

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                          Coastal Physician Group, Inc.

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         NEWS RELEASE             [LOGO]    COASTAL
                                            PHYSICIAN
                                            GROUP, INC.
                                            Its Subsidiaries and
                                            Affiliates


         FOR IMMEDIATE RELEASE    CONTACT:  Robert P. Borchert
                                            Senior Vice President
                                            919-383-0355



                 COASTAL PHYSICIAN GROUP RETAINS SMITH BARNEY AS
               INVESTMENT BANKER TO EXPLORE THE SALE OF THE COMPANY

         -- Company will Continue to Revitalize Core Business as well as
                Divest Non-core Assets to Meet Bank Obligations --



         DURHAM, NC, September 23, 1996 -- Coastal Physician Group, Inc.

         (NYSE: DR) today announced that it has engaged the investment banking firm of Smith Barney Inc. as the Company's lead finan-

         cial advisor to assist Coastal in evaluating a possible sale of the Company.



         "We recognize the importance of evaluating all alternatives to enhance Coastal's value for our shareholders, and are continu-

         ing to actively explore the sale of the entire Company and all other possible strategic or financial transactions, including equity placements in addition to our asset sale and business revitalization initiatives," said Joseph G. Piemont, President and Chief Executive Officer of Coastal Physician Group.  "These

         initiatives are supplemental to our turnaround efforts to date and should not impede the aggressive implementation of our com-

         prehensive plan, which we believe is only enhancing the value








         of our organization by reducing our indebtedness and improving the operation of our businesses."



         Coastal Physician Group, Inc. is a diversified physician man-

         agement company providing a broad range of health care and ad-

         ministrative services to physicians, hospitals, employers, man-

         aged care programs and other health care providers.



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